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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                FORM 8-K-AMENDED

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported) September 19, 2005

                         LARREA BIOSCIENCES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No.: 0-22773

              Nevada                                   68-0507505
     (State of Incorporation)               (I.R.S. Employer Identification No.)

      4119 Montrose, Ste 230, Houston, TX                         77006
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    (Address Of Principal Executive Offices)                    (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE :(832) 695-0096

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                                TABLE OF CONTENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Registrant reports in this current report on Form 8-K a change in certifying accountants. On September 12, 2005, the Registrant's certifying accountant, LDMB Advisors Inc., was terminated as the Registrant's independent accountants.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved the termination of LDMB Advisors Inc. on September 12, 2005.

(ii) LDMB Advisors, Inc.'s reports on the Company's consolidated financial statements for the fiscal years ended April 30, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles, except as described below. The report dated July 14, 2005 did make reference to a qualification due to the independent accountants' inability to opine on the physical inventories of two subsidiaries as of the acquisition date of September 24, 2004. This report also expressed substantial doubt about the ability of the company to continue as a going concern. In addition, note 4 to the financial statements disclosed a restatement of the April 30, 2004 consolidated financial statements to correct errors in the recording of the purchase of patents from a related party.

In connection with the audits of the Company's financial statements for the years ended April 30, 2005 and 2004 and any subsequent period through the date of resignation, there were no disagreements with LDMB Advisors Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LDMB Advisors Inc.'s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(iii) The decision to terminate the former independent accountant was recommended and approved by the board of directors of the Registrant on September 12, 2005.

(a)(2) Engagement of New Independent Accountant.

On September 13, 2005, the Registrant's board of directors recommended and approved the engagement of R. E. Bassie & Co., as its independent accountants to audit the Registrant's financial statements for its fiscal year ending April 30, 2006.

(a)(3) The Registrant has provided LDMB Advisors Inc. with a copy of the disclosures it is making in response to this Item. The Registrant has requested LDMB Advisors Inc. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and
(ii) above and, if not, stating the reasons in which LDMB Advisors Inc. does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

During the years ended April 30, 2005 and 2004, and subsequent to April 30, 2005 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with R. E. Bassie & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, nor has R. E. Bassie & Co. provided to the Registrant a written report or oral advice regarding such principles or audit opinion on any manner that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Registrant's former accountants.

The Registrant has requested that R. E. Bassie & Co. review the disclosure in this report on Form 8-K and provided R. E. Bassie & Co. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which R. E. Bassie & Co. did not agree with the statements made by the Registrant in this report. R. E. Bassie & Co. has advised the Registrant that no such letter need be issued.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit
Number              Description
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16.1                Letter of LDMB Advisors Inc. dated September 19, 2005
                    addressed to the SEC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

/s/ JAMES A. JOHNSON
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James A. Johnson
Chief Financial Officer
Date: November 2, 2005